Exhibit 99.1

Press Release
www.shire.com

BLOCK LISTING SIX MONTHLY RETURN

May 23, 2017 - Shire plc (LSE: SHP, NASDAQ: SHPG)

Name of applicant:		Shire plc
Name of scheme:		Shire Sharesave Scheme
Period of return:	From:	November 23, 2016	To:	May 22, 2017
Balance of unallotted securities under scheme(s) from previous return:		184,611
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		17,079
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		167,532

Name of applicant:		Shire plc
Name of scheme:		Shire Portfolio Share Plan
Period of return:	From:	November 23, 2016	To:	May 22, 2017
Balance of unallotted securities under scheme(s) from previous return:		769,615
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		405,083
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		364,532

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Name of applicant:		Shire plc
Name of scheme:		Shire Employee Stock Purchase Plan
Period of return:	From:	November 23, 2016	To:	May 22, 2017
Balance of unallotted securities under scheme(s) from previous return:		244,057
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		6,359
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		237,698

Name of applicant:		Shire plc
Name of scheme:		Shire Long Term Incentive Plan 2015
Period of return:	From:	November 23, 2016	To:	May 22, 2017
Balance of unallotted securities under scheme(s) from previous return:		2,836,412
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		145,740
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		2,690,672

Name of applicant:		Shire plc
Name of scheme:		Shire Global Employee Stock Purchase Plan
Period of return:	From:	November 23, 2016	To:	May 22, 2017
Balance of unallotted securities under scheme(s) from previous return:		1,604,243
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		3,400
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		1,600,843

Name of applicant:		Shire plc
Name of scheme:		Baxalta Exchange Awards
Period of return:	From:	November 23, 2016	To:	May 22, 2017
Balance of unallotted securities under scheme(s) from previous return:		20,488,204
Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		Nil
Less: Number of securities issued/allotted under scheme(s) during period (see LR3.5.7G):		2,492,337
Equals: Balance under scheme(s) not yet issued/allotted at end of period:		17,995,867

Name of contact:	Sarah Rixon, Company Secretarial Assistant
Telephone number of contact:	01256 894000

For further information please contact:

Investor Relations
Ian Karp	ikarp@shire.com	+1 781 482 9018
Robert Coates	rcoates@shire.com	+44 1256 894874
Media
Lisa Adler	lisa.adler@shire.com	+1-617 588 8607
Debbi Ford	debbi.ford@shire.com	+1 617 949 9083

NOTES TO EDITORS

About Shire

Shire is the leading global biotechnology company focused on serving people with rare diseases. We strive to develop best-in-class products, many of which are available in more than 100 countries, across core therapeutic areas including Hematology, Immunology, Neuroscience, Ophthalmics, Lysosomal Storage Disorders, Gastrointestinal / Internal Medicine / Endocrine and Hereditary Angioedema; and a growing franchise in Oncology.

Our employees come to work every day with a shared mission: to develop and deliver breakthrough therapies for the hundreds of millions of people in the world affected by rare diseases and other high-need conditions, and who lack effective therapies to live their lives to the fullest.

www.shire.com